Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: February 14, 2024

TAP ROCK RESOURCES LEGACY, LLC

/s/ Ryan Smith
Name: Ryan Smith
Title: Vice President – Finance

TAP ROCK NM10 LEGACY HOLDINGS, LLC

/s/ Ryan Smith
Name: Ryan Smith
Title: Vice President – Finance

TAP ROCK RESOURCES II LEGACY, LLC

/s/ Ryan Smith
Name: Ryan Smith
Title: Vice President – Finance

NGP TAP ROCK HOLDINGS, LLC

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP XI MINERAL HOLDINGS, LLC

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP XI US HOLDINGS, L.P.
By: NGP XI Holdings GP L.L.C., its general partner

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP XI HOLDINGS GP L.L.C.

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP NATURAL RESOURCES XI, L.P.
By: GFW Energy XI, L.P., its general partner
By: GFW XI, L.L.C., its general partner

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person
GFW ENERGY XI, L.P.

By: GFW XI, L.L.C., its general partner

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

GFW XI, L.L.C.

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP XII TAP ROCK HOLDINGS, LLC

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP XII US HOLDINGS, L.P.
By: NGP XII Holdings GP, L.L.C., its general partner

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP XII HOLDINGS GP, L.L.C.

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP NATURAL RESOURCES XII, L.P.
By: G.F.W. Energy XII, L.P., its general partner
By: GFW XII, L.L.C., its general partner

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person
G.F.W. ENERGY XII, L.P.

By: GFW XII, L.L.C., its general partner

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

GFW XII, L.L.C.

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person